[USAA(R) logo appears here.]






                               USAA GNMA Trust(R)




                                        [Image appears here.]






                               Semiannual Report


--------------------------------------------------------------------------------
November 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                10

      SHAREHOLDER VOTING RESULTS                                      16

      FINANCIAL INFORMATION

         Portfolio of Investments                                     18

         Notes to Portfolio of Investments                            20

         Statement of Assets and Liabilities                          21

         Statement of Operations                                      22

         Statements of Changes in Net Assets                          23

         Notes to Financial Statements                                24

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                     GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
     Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS               Short-Term Bond          Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GNMA TRUST, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                                   "
                                                ..WE BELIEVE AN ECONOMIC

                                               RECOVERY IS ON THE HORIZON.

                                            AS 2001 DREW TO A CLOSE, WE WERE

                                              RECEIVING MORE POSITIVE THAN

                                           NEGATIVE SURPRISES FROM THE LEADING

                                                  ECONOMIC INDICATORS.
                                                           "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is





               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board







               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GNMA TRUST


OBJECTIVE
--------------------------------------------------------------------------------

               High level of current income consistent with preservation of principal.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in GNMA securities backed by the full faith and credit of the U.S. government.

--------------------------------------------------------------------------------
                                         11/30/01                  5/31/01
--------------------------------------------------------------------------------
   Net Assets                         $539.3 Million           $476.6 Million
   Net Asset Value Per Share              $10.05                    $9.89


--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/01
--------------------------------------------------------------------------------
   5/31/01 TO 11/30/01**  1 YEAR    5 YEARS    10 YEARS     30-DAY SEC YIELD
         4.65%             9.90%     6.61%      6.97%             5.82%

* CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

** TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.  THIS
   SIX-MONTH RETURN IS CUMULATIVE.




               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers GNMA 30-Year Index, the Lipper GNMA Funds Average, and the Lipper GNMA Funds Index for the period of 11/30/91 through 11/30/01. The data points from the graph are as follows:

                  USAA GNMA          LEHMAN          LIPPER          LIPPER
                    TRUST            INDEX           AVERAGE         INDEX
                  ---------          ------          -------         ------

11/30/91           $10,000           $10,000         $10,000         $10,000
05/31/92            10,411            10,432          10,414          10,408
11/30/92            10,828            10,860          10,814          10,803
05/31/93            11,520            11,428          11,378          11,363
11/30/93            11,646            11,607          11,587          11,561
05/31/94            11,596            11,385          11,317          11,293
11/30/94            11,688            11,413          11,283          11,264
05/31/95            12,818            12,708          12,491          12,448
11/30/95            13,554            13,343          13,104          13,050
05/31/96            13,285            13,392          13,037          12,986
11/30/96            14,247            14,348          13,918          13,857
05/31/97            14,512            14,677          14,142          14,096
11/30/97            15,330            15,499          14,930          14,853
05/31/98            16,058            16,096          15,509          15,418
11/30/98            16,736            16,657          16,014          15,904
05/31/99            16,561            16,884          16,100          16,012
11/30/99            16,283            17,076          16,215          16,137
05/31/00            16,605            17,428          16,474          16,406
11/30/00            17,856            18,676          17,596          17,517
05/31/01            18,746            19,645          18,430          18,344
11/30/01            19,624            20,558          19,270          19,180

DATA FROM 11/30/91 THROUGH 11/30/01.





               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust to the following benchmarks:

               -  The  Lehman   Brothers  GNMA  30-Year  Index,  a  broad-based,
                  unmanaged index of funds, reported by Lehman Brothers, Inc.

               - The Lipper GNMA Funds Average, an unmanaged index of peer funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper GNMA Funds Index, which tracks the total return performance of the 10 largest funds within the Lipper GNMA Funds category.

10

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]
                                          Donna J. Baggerly, CFA



PERFORMANCE
--------------------------------------------------------------------------------

               As of November 30, 2001, your USAA GNMA Trust paid a dividend distribution yield of 6.15% versus an average dividend distribution yield of 5.50% for the Lipper GNMA Funds category. During the six-month period, the Fund's share price rose 16 cents to $10.05. Over this period, your Fund provided a total return of 4.65%, compared to the Lipper GNMA Funds average total return of 4.67% for the same time period.


MARKET CONDITIONS
--------------------------------------------------------------------------------

               Our heartfelt thoughts and prayers go out to the victims and their families of the September 11, 2001, attacks on the Pentagon and the World Trade Center. The horrific events of September 11 are the defining event of the reporting period and will be for some time to come. The attacks not only killed thousands of people, but struck at the heart of the U.S. financial system itself. Downtown New York City housed many of the



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER AVERAGE DEFINITION.

 ...CONTINUED
--------------------------------------------------------------------------------


               firms that trade and settle financial securities. Despite enormous losses, the affected firms were up and running within days. The bond market, because it is decentralized, was open two days after the attacks. Before reopening the stock market approximately one week after the attacks, the Federal Reserve Board (the Fed) cut short-term interest rates 0.5%, and another 0.5% on October 2, to provide liquidity to the financial markets in an effort to keep them--and the economy--going.

               During the Fund's reporting period the economy remained weak. The Fed cut short-term interest rates five times for a total of 2% during the period--4.75% since January 2001--to keep the record economic expansion going. However, despite the Fed's aggressiveness, economists now believe that the U.S. economy is technically in recession.

               With interest rates falling and mortgage rates at 40-year lows, mortgage prepayment risk continued to increase during the period. Prepayment risk occurs in a falling-interest-rate environment when homeowners refinance their mortgages into lower-rate loans. Prepayments negatively affect a mortgage fund's performance in two ways. First, mortgage pass-through security holders such as the Fund receive prepayment proceeds at face value and must reinvest  the  refinanced  proceeds  at a  lower  interest  rate, resulting in less income. Second, as interest rates fall, mortgage pass-through securities do not appreciate in price as much as non-callable securities because of the risk that investors will receive their principal back at face value. (In general, when interest rates fall, bond prices rise; when interest rates rise, bond prices fall.)

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


STRATEGY
--------------------------------------------------------------------------------

               With the Fed cutting short-term interest rates during the period, your Fund was positioned to perform well in a falling-interest-rate environment. In order to combat prepayment risk, we increased the allocation of lower-coupon, 30-year, single-family mortgage pass-through securities. These securities perform better in a falling-interest-rate environment than do their higher-coupon counterparts. The Fund also holds GNMA construction loan securities that have prepayment protection, which means that the mortgagor (borrower) cannot refinance the mortgage for a specified number of years. Because these mortgages cannot currently be refinanced, the construction loans have performed well during the period as interest rates continued to fall.

               We believe that the economy will begin to improve some time late first quarter to early second quarter of 2002. We expect interest rates to begin to trend higher, which will also cause mortgage interest rates to rise. In response to this expectation, we began to reposition the portfolio to a more neutral position late in the reporting period. Because we expect prepayments to begin to slow as mortgage rates rise, we recently added 15-year single-family mortgages that should perform relatively well in a rising-interest-rate environment. We also continue to hold higher coupon (7.50% or higher), 30-year, single-family mortgages that also perform relatively well in a rising-interest-rate environment. (SEE FIXED-RATE SINGLE-FAMILY MORTGAGE POOL COMPOSITION BY COUPON RATE GRAPH ON THE FOLLOWING PAGE.)

 ...CONTINUED
--------------------------------------------------------------------------------


                     FIXED-RATE SINGLE-FAMILY MORTGAGE POOL
                           COMPOSITION BY COUPON RATE
                     --------------------------------------

A bar graph is shown here illustrating the Fixed-Rate Single-Family Mortgage Pool Composition by Coupon Rate as of 11/30/01. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

COUPON RATE %     6.0    6.5    6.75   7.0    7.5    8.0    8.5   9.0

CATEGORY %       22.7   19.7    1.3   18.4   14.2   23.1    0.4   0.3


The graph also shows the AVERAGE COUPON RATE to be 6.99%.




               We are concerned that once the Fed's numerous interest rate cuts work through the economy, inflation may increase. As a result, we continue to hold U.S. Treasury inflation-indexed notes, commonly referred to as Treasury inflation-protected securities (TIPS). TIPS offer a real or after-inflation rate of return because the principal value and interest payments change with the rate of inflation. As a result, TIPS perform well in a rising-interest-rate environment resulting from inflation. (SEE THE ASSET ALLOCATION GRAPH ON THE FOLLOWING PAGE.)

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


                               TYPES OF MORTGAGES
                                    11/30/01

A pie chart is shown here depicting the Types of Mortgages as of November 30, 2001 of the USAA GNMA Trust to be:

30-Year Fixed-Rate Single-Family - 67.3%; Construction Loans - 12.7%; 15-Year Fixed-Rate Single-Family - 9.0%; and Collateralized Mortgage Obligations - 2.8%.


     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


YOU WILL FIND A COMPLETE LIST OF  SECURITIES  THAT THE FUND OWNS ON PAGES 18 AND
19.


OUTLOOK
--------------------------------------------------------------------------------

               We believe that the economy will begin to improve some time late first quarter to early second quarter of 2002. As the reporting period came to a close, economic indicators were mixed, with some reports showing improvement in the economy and others showing continuing weakness. Aggressive Fed interest

 ...CONTINUED
--------------------------------------------------------------------------------


               rate cuts should begin to affect the economy. The problem with monetary stimulus (i.e. cutting rates) is that its impact on the economy occurs with a lag. History shows that it takes six to 12 months for monetary stimulus to work through the economy. The Fed began cutting interest rates in January 2001, approximately 11 months before the end of the reporting period. However, it is believed that the September 11 attacks have delayed the recovery.

               Current fiscal policy in the form of tax cuts should also help the economy. Consumers received tax refund checks during the period, and if they spend at least part of their refunds, this may help the economy. Congress is currently working on passing additional tax cuts that also could benefit the economy.

               We appreciate your confidence in us, and it is a privilege to be given the opportunity to serve you.

16

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A, 2C, and 4 are for the USAA GNMA Trust, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                       VOTES
               TRUSTEES                              VOTES FOR        WITHHELD
               -----------------------------------------------------------------
               Robert G. Davis                       239,347,773      5,469,150

               Christopher W. Claus                  239,347,357      5,469,566

               David G. Peebles                      239,347,773      5,469,150

               Michael F. Reimherr                   239,347,773      5,469,150

               Richard A. Zucker                     239,347,571      5,469,352

               Barbara B. Dreeben                    239,347,963      5,468,960

               Robert L. Mason, Ph.D.                239,347,571      5,469,352

               Laura T. Starks, Ph.D.                239,347,571      5,469,352

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 31,808,636      1,931,770       546,133          151,962


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 31,723,802      2,026,223       536,514          151,962


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 32,678,531      1,166,404       441,604          151,962

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (in thousands)



USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY ISSUES (99.1%)
            FNMA NOTE (2.9%)
  $15,000   6.25%, 5/15/2029                                            $ 15,370
--------------------------------------------------------------------------------
            FNMA, SINGLE-FAMILY (3.8%)
   20,000   6.50%, 12/01/2016 a                                           20,556
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, SINGLE-FAMILY (48.8%)
   70,807   6.00%, 12/15/2016 - 7/15/2029 a                               71,176
   39,759   6.50%, 7/15/2028 - 11/15/2028 b                               40,423
    4,781   6.75%, 5/15/2028                                               4,901
   69,611   7.00%, 4/15/2027 - 6/15/2029 b                                71,938
   44,547   7.50%, 2/15/2028 - 8/15/2030 b                                46,623
   23,706   8.00%, 1/15/2022 - 9/15/2030                                  25,098
    1,383   8.50%, 6/15/2021 - 7/15/2022                                   1,498
    1,217   9.00%, 7/15/2021                                               1,338
--------------------------------------------------------------------------------
                                                                         262,995
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. II, SINGLE-FAMILY (23.7%)
   17,755   6.00%, 3/20/2031                                              17,547
   36,073   6.50%, 5/20/2031 - 8/20/2031                                  36,484
    8,389   7.50%, 4/20/2031                                               8,713
   62,032   8.00%, 12/20/2022 - 8/20/2030                                 65,149
--------------------------------------------------------------------------------
                                                                         127,893
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, CONSTRUCTION LOAN (12.7%)
   64,088   7.50%, 7/15/2006 c                                            68,674
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, C.M.O. (2.8%)
   15,000   6.09%, 6/16/2021                                              15,174
--------------------------------------------------------------------------------
            U.S. TREASURY INFLATION-INDEXED NOTE (4.4%)
   23,559   3.50%, 1/15/2011                                              23,735
--------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $518,842)       534,397
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)

USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


PRINCIPAL                                                                 MARKET
   AMOUNT   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (10.2%)
  $55,330   State Street Corp., 2.05%, acquired on 11/30/01 and
              due 12/03/01 at $55,339 (collateralized by a $20,025
              U.S. Treasury Note, 6.125%, due 12/31/01; a $5,270 U.S.
              Treasury Note, 6.00%, due 9/30/02; and a $29,785 U.S.
              Treasury Note, 5.75%, due 10/31/02; market value of
              $57,029) (cost: $55,330)                                  $ 55,330

            TOTAL INVESTMENTS (COST: $574,172)                          $589,727
================================================================================

20

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) At November 30, 2001, the cost of securities purchased on a delayed-delivery basis was $52,630,000.

          (b) At November 30, 2001, portions of these securities were segregated to cover delayed-delivery purchases.

          (c) Security is a GNMA construction loan, which does not have paydowns. The principal is drawn down in monthly installments over the construction period of the commercial project, generally within 18 months. The settlement date resets monthly. Once construction is completed, this security converts into a project loan.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $518,842)                                    $ 534,397
   Repurchase agreements                                                 55,330
   Cash                                                                      65
   Receivables:
      Capital shares sold                                                   315
      Interest                                                            3,088
                                                                      ---------
         Total assets                                                   593,195
                                                                      ---------

LIABILITIES

   Securities purchased                                                  52,630
   Capital shares redeemed                                                  696
   USAA Investment Management Company                                        56
   USAA Transfer Agency Company                                              42
   Accounts payable and accrued expenses                                     73
   Dividends on capital shares                                              389
                                                                      ---------
         Total liabilities                                               53,886
                                                                      ---------
            Net assets applicable to
                 capital shares outstanding                           $ 539,309
                                                                      =========

REPRESENTED BY:

   Paid-in capital                                                    $ 554,368
   Accumulated undistributed net investment income                            8
   Accumulated net realized loss on investments                         (30,622)
   Net unrealized appreciation of investments                            15,555
                                                                      ---------
            Net assets applicable to
                 capital shares outstanding                           $ 539,309
                                                                      =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       53,680
                                                                      =========
   Net asset value, redemption price,
      and offering price per share                                    $   10.05
                                                                      =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GNMA TRUST
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Interest income                                                     $ 16,101
                                                                       --------
   Expenses:
      Management fees                                                       322
      Administrative and servicing fees                                     265
      Transfer agent's fees                                                 259
      Custodian's fees                                                       50
      Postage                                                                26
      Shareholder reporting fees                                             13
      Trustees' fees                                                          3
      Registration fees                                                      46
      Professional fees                                                      18
      Other                                                                   4
                                                                       --------
         Total expenses                                                   1,006
                                                                       --------
            Net investment income                                        15,095
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss                                                       (381)
   Change in net unrealized appreciation/depreciation                     7,974
                                                                       --------
            Net realized and unrealized gain                              7,593
                                                                       --------
Increase in net assets resulting from operations                       $ 22,688
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA GNMA TRUST
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001

                                                        11/30/2001    5/31/2001
FROM OPERATIONS                                         -----------------------

   Net investment income                                 $  15,095    $  29,525
   Net realized loss on investments                           (381)      (3,743)
   Change in net unrealized appreciation/depreciation
      of investments                                         7,974       26,598
                                                        -----------------------
      Increase in net assets resulting
         from operations                                    22,688       52,380
                                                        -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                   (15,094)     (29,525)
                                                        -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                85,856       84,690
   Reinvested dividends                                     11,573       21,682
   Cost of shares redeemed                                 (42,355)     (67,021)
                                                        -----------------------
      Increase in net assets from
         capital share transactions                         55,074       39,351
                                                        -----------------------
Net increase in net assets                                  62,668       62,206

NET ASSETS

   Beginning of period                                     476,641      414,435
                                                        -----------------------
   End of period                                         $ 539,309    $ 476,641
                                                        =======================
Accumulated undistributed net investment income:
   End of period                                         $       8    $       -
                                                        =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                               8,564        8,639
   Shares issued for dividends reinvested                    1,148        2,224
   Shares redeemed                                          (4,216)      (6,896)
                                                        -----------------------
      Increase in shares outstanding                         5,496        3,967
                                                        =======================


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


              2. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              3. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $8,000, increase accumulated undistributed net investment income by $19,000, and increase accumulated net realized loss on investments by $11,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


              balance  in  the  non-interest-bearing   custody  account.For  the
              six-month period ended November 30, 2001, custodian fee offset arrangements did not affect fees.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Net investment income is accrued daily as dividends and distributed to shareholders monthly. At May 31, 2001, the Fund had capital loss carryovers, for federal income tax purposes, of $30,230,000, which, if not offset by subsequent capital gains, will expire between 2003 and 2010. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2001, were $158,184,000 and $103,538,000, respectively.

          The cost of securities at November 30, 2001, for federal income tax purposes, was $518,850.

          Gross unrealized appreciation and depreciation of investments as of November 30, 2001, for tax purposes, were $15,896,000 and $349,000, respectively.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.125% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper GNMA Funds Index, which

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


              tracks the total return performance of the top 10 largest funds in the Lipper GNMA Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   0.20% to 0.50%           +/-  0.04%
       +/-   0.51% to 1.00%           +/-  0.05%
       +/-   1.01% and greater        +/-  0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $28.50.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

          The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)


          by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(9) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed securities and asset-backed securities. This change does not affect the Fund's net asset value but does change the classification of certain amounts in the statement of operations. For the six-month period ended November 30, 2001, interest income increased and the change in net unrealized appreciation/depreciation of investments decreased by $29,000. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $12,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST
NOVEMBER 30, 2001 (UNAUDITED)



(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                         YEAR ENDED MAY 31,
                            ----------------------------------------------------------------------------
                                2001          2001         2000         1999         1998         1997
                            ----------------------------------------------------------------------------
Net asset value at
   beginning of period      $   9.89      $   9.37     $  10.00     $  10.32     $   9.95     $   9.76
Net investment income            .30           .66          .64          .65          .66          .69
Net realized and
   unrealized gain (loss)        .16           .52         (.63)        (.32)         .37          .19
Distributions from net
   investment income            (.30)         (.66)        (.64)        (.65)        (.66)        (.69)
                            ----------------------------------------------------------------------------
Net asset value at
   end of period            $  10.05      $   9.89     $   9.37     $  10.00     $  10.32     $   9.95
                            ============================================================================
Total return (%) *              4.65         12.91          .21         3.15        10.65         9.23
Net assets at end
   of period (000)          $539,309      $476,641     $414,435     $500,464     $377,528     $308,798
Ratio of expenses to
   average net assets (%)        .39a          .32          .32          .31          .30          .30
Ratio of net investment
   income to average
   net assets (%)               5.85a,b       6.74         6.77         6.24         6.48         6.93
Portfolio turnover (%)         20.45         94.72        80.06        64.93        60.85        77.82


 *  Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Without the adoption of the change in amortization method discussed in Note 9, New Accounting
    Pronouncement, this amount would have been 5.84%.


NOTES
--------------------------------------------------------------------------------

34

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                               Recycled
                                                                Paper

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